Leases (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
The following is a schedule by year of future minimum payments required under the operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2012:

in millions
2013	$12.7
2014	11.9
2015	10.0
2016	9.3
2017	8.9
2018 and thereafter	28.5
Total minimum lease payments	$81.3